PROSHARES TRUST

ProShares UltraShort Junior Miners

ProShares Ultra Homebuilders & Supplies

ProShares UltraShort Homebuilders & Supplies

ProShares Ultra Investment Grade Corporate

ProShares Short Investment Grade Corporate

ProShares Ultra MSCI Pacific Ex-Japan

ProShares UltraShort MSCI Pacific Ex-Japan

Supplement dated August 5, 2016

to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

On July 25, 2016, ProShares announced that it plans to close and liquidate the following funds, traded on NYSE Arca:

Fund	Ticker	Fund	Ticker
Ultra MSCI Pacific Ex-Japan	UXJ	UltraShort MSCI Pacific Ex-Japan	JPX
Ultra Homebuilders & Suppliers	HBU	UltraShort Homebuilders & Suppliers	HBZ
Ultra Investment Grade Corporate	IGU	Short Investment Grade Corporate	IGS
UltraShort Junior Miners	GDJS

After the close of business on August 25, 2016, each Fund will no longer accept creation or redemption orders. Trading in each Fund will be suspended prior to market open on August 26, 2016. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or before September 1, 2016 (the “Distribution Date”).

Shareholders may sell their shares of the Fund (subject to any applicable brokerage or transaction costs) until the market close on August 25, 2016. From August 26, 2016 through the Distribution Date, shares of the Fund will not be traded on NYSE Arca and there will not be a secondary market for the shares. During this period, each Fund will be in the process of liquidating its portfolio and will not be managed in accordance with its investment objective.

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed for cash at the current net asset value. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.